Exhibit 5.5

[Hancock, Daniel, Johnson & Nagle, P.C. Letterhead]

February 28, 2017

LifePoint Health, Inc.

330 Seven Springs Way

Brentwood, Tennessee 37027

Re:          Form S-4 Registration Statement

Ladies and Gentlemen:

We have been retained by LifePoint Health, Inc. (“Company”) as special counsel to provide an opinion under Kentucky (the “State”) law with reference to the entities incorporated or organized under State law, which are listed on the attached Schedule A (individually, a “Guarantor” and collectively, the “Guarantors”) in connection with the Guarantors’ guarantees (“Debt Guarantees”) of debt securities (“Debt Securities”) to be issued by Company, pursuant to an Indenture (“Indenture”) between the Company and the trustee party thereto, which was filed with the Securities and Exchange Commission (“SEC”) as exhibits to the Company’s registration statement on Form S-4 (“Registration Statement”) on February 28, 2017.  Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Indenture, as amended, supplemented, waived, or otherwise modified from time to time.

In connection with this opinion, we have examined originals or copies, certified or otherwise identified to our satisfaction, of the following documents (collectively, the “Documents”):

(a)                                 the form Indenture;

(b)                                 the “Action by Unanimous Written Consent in Lieu of Meeting of the Board of each of the Corporations Listed on Annex I Hereto on May 10, 2016” (the “Corporation Resolutions”);

(c)                                  the “Action by Unanimous Written Consent in Lieu of Meeting of the Members of each of the Limited Liability Companies Listed on Annex I Hereto on May 10, 2016” (the “LLC Resolutions” which, together with the Corporation Resolutions, shall be the “Resolutions”);

(d)                                 the Articles of Incorporation of Kentucky Physician Services, Inc. filed with the Kentucky Secretary of State (“Secretary”) on August 26, 1998;

(e)                                  the Bylaws of Kentucky Physician Services, Inc.;

(f)                                   the Articles of Organization of Buffalo Trace Radiation Oncology Associates, LLC filed with the Secretary on November 17, 1995; and

(g)                                  the Operating Agreement of Buffalo Trace Radiation Oncology Associates, LLC dated November 15, 1995, as amended on or about April 2005 (collectively, with the Documents referenced in paragraphs (e) through (g), the “Governance Documents”).

In addition, we have examined originals or copies, certified or otherwise identified to our satisfaction, of such records, agreements, instruments and other documents, and have made such other investigations, as we have deemed necessary for the purpose of this opinion.  We have also reviewed and relied upon such certificates of each applicable Guarantor as to factual matters, certificates of public officials and other instruments, documents and agreements as we have deemed necessary or appropriate to enable us to render the opinions set forth below.

For purposes of the opinions expressed below, we have assumed (a) the authenticity of all documents submitted to us as originals, (b) the conformity to the originals of all documents submitted to us as certified, electronic or photostatic copies and the authenticity of the originals, and (c) the due authorization, execution and delivery of all Documents by all appropriate parties and the validity and binding effect thereof.

We express no opinion to the extent that any Documents may be impacted by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws affecting the rights of creditors generally; (ii) the exercise of judicial discretion or general principles of equity, whether considered in a proceeding at law or in equity, or public policy, including applicable securities law; (iii) restrictions on the assignment of benefits payable under any governmental health care program; (iv) standards relating to privacy and confidentiality of patient information; and/or (v) standards relating to fraud and forgery.

As to factual matters, we have relied upon warranties and representations made by each applicable Guarantor that are included in the Documents and certificates of officers of each applicable Guarantor.  Whenever the phrase “to our knowledge” is used herein, it refers to the actual knowledge of the attorneys of this firm involved in the representation of each applicable Guarantor in this transaction without independent investigation.

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Subject to the foregoing assumptions, we are of the opinion that:

1.     Based solely on the certificates of good standing, fact or existence received relating to each of the respective Guarantors, as of the date of such certificates, each of the Guarantors has been incorporated or organized (as the case may be) under the laws of the State, and each Guarantor’s status is active;

2.     Each of the Guarantors has the requisite power and capacity to guarantee the Debt Securities pursuant to the terms of the Indenture, and execute and deliver and perform its obligations under the Indenture and the Debt Guarantees; and

3.     Each of the Guarantors has taken all necessary corporate or limited liability company (as the case may be) action to duly authorize the execution, delivery and performance of the Indenture and the Debt Guarantees.

Our opinions in paragraph 2 and paragraph 3 are limited to our review of State business corporation law as in effect on the date hereof.  We express no opinion as to matters under or involving the laws of any jurisdiction other than laws of the United States and the State and its political subdivisions.  To the extent the laws of any other state or nation apply with respect to any of the transactions contemplated herein, we have assumed that the laws of such other state or nation are the same as the laws of the States in all applicable respects.  We express no opinion concerning any matter respecting or affected by any laws other than laws that a lawyer in the State exercising customary professional diligence would reasonably recognize as being directly applicable to each applicable Guarantor and Documents or any of them. We express no opinion as to (i) the enforceability of the Indenture except to opine as to the authority of the Guarantors to enter into such document, as specifically provided herein; or (ii) the application of federal or state securities law to the transactions contemplated in the Indenture and the Registration Statement.

In rendering the opinions set forth above, we have advised you only as to such knowledge as we have obtained from (a) the certificates of each applicable Guarantor; and (b) inquiries of officers and employees of each applicable Guarantor.  Except to the extent otherwise expressly set forth above, for purposes of this opinion, we have not made an independent review of any agreements, instruments, writs, orders, judgments, rules or other regulations or decrees which may have been executed by or which may now be binding upon any Guarantor, nor have we undertaken to review our internal files or any files of any Guarantor, relating to transactions to which any Guarantor may be a party, or to discuss their transactions or business with any other lawyers in our firm or with any other officers, partners or any employees of any Guarantor.

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We hereby consent to reliance on this opinion letter and the opinions provided herein by the law firm White & Case LLP in connection with the legal opinion provided by that law firm that is in included as an exhibit to the Registration Statement.  Additionally, we hereby consent to the filing of this opinion letter as an exhibit to the Registration Statement under the heading “Legal Matters” in the prospectus, which is part of the Registration Statement. In giving this consent, we do not hereby admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933 as amended or the rules and regulations of the SEC thereunder.

Very truly yours,

/s/ Hancock, Daniel, Johnson & Nagle, P.C.

HANCOCK, DANIEL, JOHNSON & NAGLE, P.C.

4

Schedule A

Guarantors

Guarantors validly existing under the laws of the Commonwealth of Kentucky:

Kentucky Physician Services, Inc.

Buffalo Trace Radiation Oncology Associates, LLC

5

[Hancock, Daniel, Johnson & Nagle, P.C. Letterhead]

February 28, 2017

LifePoint Health, Inc.

330 Seven Springs Way

Brentwood, Tennessee 37027

Re:          Form S-4 Registration Statement

Ladies and Gentlemen:

We have been retained by LifePoint Health, Inc. (“Company”) as special counsel to provide an opinion under Mississippi (the “State”) law with reference to PHC-Cleveland, Inc., which is incorporated under State law (“Guarantor”) in connection with the Guarantor’s guarantees (“Debt Guarantees”) of debt securities (“Debt Securities”) to be issued by Company, pursuant to an Indenture (“Indenture”) between the Company and the trustee party thereto, which was filed with the Securities and Exchange Commission (“SEC”) as exhibits to the Company’s registration statement on Form S-4 (“Registration Statement”) on February 28, 2017.  Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Indenture, as amended, supplemented, waived, or otherwise modified from time to time.

In connection with this opinion, we have examined originals or copies, certified or otherwise identified to our satisfaction, of the following documents (collectively, the “Documents”):

(a)                                 the form of Indenture;

(b)                                 the “Action by Unanimous Written Consent in Lieu of Meeting of the Board of each of the Corporations Listed on Annex I Hereto on May 10, 2016” (the “Resolutions”);

(c)                                  the Articles of Incorporation of the Guarantor filed with the Mississippi Secretary of State on March 9, 2000 (“Articles”); and

(d)                                 the Bylaws of the Guarantor (the “Bylaws” and, together with the Articles, the “Governance Documents”).

In addition, we have examined originals or copies, certified or otherwise identified to our satisfaction, of such records, agreements, instruments and other documents, and have made such other investigations, as we have deemed necessary for the purpose of this opinion.  We have also reviewed and relied upon such certificates of the Guarantor as to factual matters, certificates of public officials and other instruments, documents and agreements as we have deemed necessary or appropriate to enable us to render the opinions set forth below.

For purposes of the opinions expressed below, we have assumed (a) the authenticity of all documents submitted to us as originals, (b) the conformity to the originals of all documents submitted to us as certified, electronic or photostatic copies and the authenticity of the originals, and (c) the due authorization, execution and delivery of all Documents by all appropriate parties and the validity and binding effect thereof.

We express no opinion to the extent that any Documents may be impacted by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws affecting the rights of creditors generally; (ii) the exercise of judicial discretion or general principles of equity, whether considered in a proceeding at law or in equity, or public policy, including applicable securities law; (iii) restrictions on the assignment of benefits payable under any governmental health care program; (iv) standards relating to privacy and confidentiality of patient information; and/or (v) standards relating to fraud and forgery.

As to factual matters, we have relied upon warranties and representations made by the Grantor that are included in the Documents and certificates of officers of the Guarantor.  Whenever the phrase “to our knowledge” is used herein, it refers to the actual knowledge of the attorneys of this firm involved in the representation of the Guarantor in this transaction without independent investigation.

Subject to the foregoing assumptions, we are of the opinion that:

1.     Based solely on the certificate of good standing received relating to the Guarantor, as of the date of such certificate the Guarantor has been incorporated under the laws of the State, and the Guarantor’s status is active;

2.     The Guarantor has the requisite power and capacity to guarantee the Debt Securities pursuant to the terms of the Indenture, and execute and deliver and perform its obligations under the Indenture and the Debt Guarantees; and

3.     Each of the Guarantors has taken all necessary corporate or limited liability company (as the case may be) action to duly authorize the execution, delivery and performance of the Indenture and the Debt Guarantees.

Our opinions in paragraph 2 and paragraph 3 are limited to our review of State business corporation law as in effect on the date hereof.  We express no opinion as to matters under or involving the laws of any jurisdiction other than laws of the United States and the State and its political subdivisions.  To the extent the laws of any other state or nation apply with respect to any of the transactions contemplated herein, we have assumed that the laws of such other state or nation are the same as the laws of the States in all applicable respects.  We express no opinion concerning any matter respecting or affected by any laws other than laws that a lawyer in the State exercising customary professional diligence would reasonably recognize as being directly applicable to the Guarantor and Documents or any of them. We express no opinion as to (i) the enforceability of the Indenture except to opine as to the authority of the Guarantor to enter into

2

such document, as specifically provided herein; or (ii) the application of federal or state securities law to the transactions contemplated in the Indenture and the Registration Statement.

In rendering the opinions set forth above, we have advised you only as to such knowledge as we have obtained from (a) the certificates of the Guarantor; and (b) inquiries of officers and employees of the Guarantor.  Except to the extent otherwise expressly set forth above, for purposes of this opinion, we have not made an independent review of any agreements, instruments, writs, orders, judgments, rules or other regulations or decrees which may have been executed by or which may now be binding upon the Guarantor, nor have we undertaken to review our internal files or any files of the Guarantor, relating to transactions to which the Guarantor may be a party, or to discuss their transactions or business with any other lawyers in our firm or with any other officers, partners or any employees of the Guarantor.

We hereby consent to reliance on this opinion letter and the opinions provided herein by the law firm White & Case LLP in connection with the legal opinion provided by that law firm that is in included as an exhibit to the Registration Statement.  Additionally, we hereby consent to the filing of this opinion letter as an exhibit to the Registration Statement under the heading “Legal Matters” in the prospectus, which is part of the Registration Statement. In giving this consent, we do not hereby admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933 as amended or the rules and regulations of the SEC thereunder.

Very truly yours,

/s/ Hancock, Daniel, Johnson & Nagle, P.C.

HANCOCK, DANIEL, JOHNSON & NAGLE, P.C.

3

[Hancock, Daniel, Johnson & Nagle, P.C. Letterhead]

February 28, 2017

LifePoint Health, Inc.

330 Seven Springs Way

Brentwood, Tennessee 37027

Re:          Form S-4 Registration Statement

Ladies and Gentlemen:

We have been retained by LifePoint Health, Inc. (“Company”) as special counsel to provide an opinion under Virginia (the “State”) law with reference to the entities incorporated or organized under State law, which are listed on the attached Schedule A (individually, a “Guarantor” and collectively, the “Guarantors”) in connection with the Guarantors’ guarantees (“Debt Guarantees”) of debt securities (“Debt Securities”) to be issued by Company, pursuant to an Indenture (“Indenture”) between the Company and the trustee party thereto, which was filed with the Securities and Exchange Commission (“SEC”) as exhibits to the Company’s registration statement on Form S-4 (“Registration Statement”) on February 28, 2017.  Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Indenture, as amended, supplemented, waived, or otherwise modified from time to time.

In connection with this opinion, we have examined originals or copies, certified or otherwise identified to our satisfaction, of the following documents (collectively, the “Documents”):

(a)                                 the form of Indenture;

(b)                                 the “Action by Unanimous Written Consent in Lieu of Meeting of the Board of each of the Corporations Listed on Annex I Hereto on May 10, 2016” (the “Corporation Resolutions”);

(c)                                  the “Action by Unanimous Written Consent in Lieu of Meeting of the Members of each of the Limited Liability Companies Listed on Annex I Hereto on May 10, 2016” (the “LLC Resolutions”);

(d)                                 the “Action by Unanimous Written Consent in Lieu of Meeting of the Members of Gateway Health Alliance, Inc. on January 31, 2017” (the “Gateway Resolutions” which, together with the Corporation Resolutions and the LLC Resolutions, shall be the “Resolutions”);

(e)                                  the Articles of Incorporation of Clinch Valley Community Hospital, Inc. filed with the Virginia State Corporation Commission (“SCC”) effective on October 4, 1977;

(f)                                   the Articles of Amendment to Articles of Incorporation of Clinch Valley Community Hospital, Inc. filed with the SCC effective on August 26, 1981 amending the name of Clinch Valley Community Hospital, Inc. to Humedicenters, Inc.;

(g)                                  the Articles of Amendment of Humedicenters, Inc. filed  with the SCC effective on November 30, 1992 amending the name of Humedicenters, Inc. to Galen-Med, Inc.

(h)                                 the Articles of Merger of Lake Area Medical Center, Inc. into Galen-Med, Inc. filed with the SCC effective on April 20, 1999;

(i)                                     the Articles of Merger of Clinch Valley Property, LLC with and into Galen-Med, Inc. filed with the SCC effective on July 6, 2006;

(j)                                    the Article of Amendment of Galen-Med, Inc. filed with the SCC effective on November 30, 2006 amending the name of Galen-Med, Inc. to Clinch Valley Medical Center, Inc.;

(k)                                 the By-laws of Galen-Med, Inc. adopted on December 17, 2002;

(l)                                     the Articles of Organization for Clinch Valley Endocrinology, LLC filed with the SCC effective on July 8, 2005;

(m)                             the Amended and Restated Operating Agreement of Clinch Valley Endocrinology, LLC dated July 1, 2006;

(n)                                 the Certificate of Amendment issued by the SCC on June 24, 2013 for Articles of Amendment filed on behalf of Clinch Valley Physicians Associates, LLC (formerly known as Clinch Valley Endocrinology, LLC);

(o)                                 the Amended and Restated Operating Agreement of Clinch Valley Physicians Associates, LLC dated June 20, 2014;

(p)                                 the Articles of Organization of Clinch Valley Pulmonology, LLC filed with the SCC effective on November 25, 2003;

(q)                                 the Amended and Restated Operating Agreement of Clinch Valley Pulmonology, LLC dated July 1, 2006;

(r)                                    the Articles of Organization of Clinch Valley Urology, LLC filed with the SCC effective on November 7, 2003;

(s)                                   the Amended and Restated Operating Agreement of Clinch Valley Urology, LLC dated July 1, 2006;

(t)                                    the Amended and Restated Articles of Incorporation of Gateway Health Alliance, Inc. filed the SCC effective on January 12, 2017;

(u)                                 the Amended and Restated Bylaws of Gateway Health Alliance, Inc.;

(v)                                 the Articles of Organization of Memorial Hospital of Martinsville & Henry County Ambulatory Surgery Center, LLC filed with the SCC effective on July 30, 2002;

(w)                               the Operating Agreement of Memorial Hospital of Martinsville & Henry County Ambulatory Surgery Center, LLC dated on or about July 2002;

(x)                                 the Articles of Organization of Orthopedics of Southwest Virginia, LLC filed with the SCC effective on September 28, 2004;

(y)                                 the Amended and Restated Operating Agreement of Orthopedics of Southwest Virginia, LLC dated July 1, 2006;

(z)                                  the Articles of Incorporation of PHC-Martinsville, Inc. filed with the SCC effective on January 29, 2002; and

(aa)                          the Bylaws of PHC-Martinsville, Inc. (collectively, with the Documents referenced in paragraphs (e) through (z), the “Governance Documents”).

In addition, we have examined originals or copies, certified or otherwise identified to our satisfaction, of such records, agreements, instruments and other documents, and have made such other investigations, as we have deemed necessary for the purpose of this opinion.  We have also reviewed and relied upon such certificates of each applicable Guarantor as to factual matters, certificates of public officials and other instruments, documents and agreements as we have deemed necessary or appropriate to enable us to render the opinions set forth below.

For purposes of the opinions expressed below, we have assumed (a) the authenticity of all documents submitted to us as originals, (b) the conformity to the originals of all documents submitted to us as certified, electronic or photostatic copies and the authenticity of the originals, and (c) the due authorization, execution and delivery of all Documents by all appropriate parties and the validity and binding effect thereof.

We express no opinion to the extent that any Documents may be impacted by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws affecting the rights of creditors generally; (ii) the exercise of judicial discretion or general principles of equity, whether considered in a proceeding at law or in equity, or public policy, including applicable securities law; (iii) restrictions on the assignment of benefits payable under any governmental health care program; (iv) standards relating to privacy and confidentiality of patient information; and/or (v) standards relating to fraud and forgery.

As to factual matters, we have relied upon warranties and representations made by each applicable Guarantor that are included in the Documents and certificates of officers of each applicable Guarantor.  Whenever the phrase “to our knowledge” is used herein, it refers to the actual knowledge of the attorneys of this firm involved in the representation of each applicable Guarantor in this transaction without independent investigation.

Subject to the foregoing assumptions, we are of the opinion that:

1.     Based solely on the certificates of good standing, fact or existence received relating to each of the respective Guarantors, as of the date of such certificates, each of the Guarantors has been incorporated or organized (as the case may be) under the laws of the State, and each Guarantor’s status is active;

2.     Each of the Guarantors has the requisite power and capacity to guarantee the Debt Securities pursuant to the terms of the Indenture, and execute and deliver and perform its obligations under the Indenture and the Debt Guarantees; and

3.     Each of the Guarantors has taken all necessary corporate or limited liability company (as the case may be) action to duly authorize the execution, delivery and performance of the Indenture and the Debt Guarantees.

Our opinions in paragraph 2 and paragraph 3 are limited to our review of State business corporation law as in effect on the date hereof.  We express no opinion as to matters under or involving the laws of any jurisdiction other than laws of the United States and the State and its political subdivisions.  To the extent the laws of any other state or nation apply with respect to any of the transactions contemplated herein, we have assumed that the laws of such other state or nation are the same as the laws of the States in all applicable respects.  We express no opinion concerning any matter respecting or affected by any laws other than laws that a lawyer in the State exercising customary professional diligence would reasonably recognize as being directly applicable to each applicable Guarantor and Documents or any of them. We express no opinion as to (i) the enforceability of the Indenture except to opine as to the authority of the Guarantors to enter into such document, as specifically provided herein; or (ii) the application of federal or state securities law to the transactions contemplated in the Indenture and the Registration Statement.

In rendering the opinions set forth above, we have advised you only as to such knowledge as we have obtained from (a) the certificates of each applicable Guarantor; and (b) inquiries of officers and employees of each applicable Guarantor.  Except to the extent otherwise expressly set forth above, for purposes of this opinion, we have not made an independent review of any agreements, instruments, writs, orders, judgments, rules or other regulations or decrees which may have been executed by or which may now be binding upon any Guarantor, nor have we undertaken to review our internal files or any files of any Guarantor, relating to transactions to which any Guarantor may be a party, or to discuss their transactions or business with any other lawyers in our firm or with any other officers, partners or any employees of any Guarantor.

We hereby consent to reliance on this opinion letter and the opinions provided herein by the law firm White & Case LLP in connection with the legal opinion provided by that law firm that is in included as an exhibit to the Registration Statement.  Additionally, we hereby consent to the filing of this opinion letter as an exhibit to the Registration Statement under the heading “Legal Matters” in the prospectus, which is part of the Registration Statement. In giving this consent, we do not hereby admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933 as amended or the rules and regulations of the SEC thereunder.

Very truly yours,

/s/ Hancock, Daniel, Johnson & Nagle, P.C.

HANCOCK, DANIEL, JOHNSON & NAGLE, P.C.

Schedule A

Guarantors

Guarantors validly existing under the laws of the Commonwealth of Virginia:

Clinch Valley Medical Center, Inc.

PHC-Martinsville, Inc.

Clinch Valley Physicians Associates, LLC

Clinch Valley Pulmonology, LLC

Clinch Valley Urology, LLC

Gateway Health Alliance, Inc.

Memorial Hospital of Martinsville & Henry County Ambulatory Surgery Center, LLC

Orthopedics of Southwest Virginia, LLC

[Hancock, Daniel, Johnson & Nagle, P.C. Letterhead]

February 28, 2017

LifePoint Health, Inc.

330 Seven Springs Way

Brentwood, Tennessee 37027

Re:          Form S-4 Registration Statement

Ladies and Gentlemen:

We have been retained by LifePoint Health, Inc. (“Company”) as special counsel to provide an opinion under West Virginia (the “State”) law with reference to the entities organized or incorporated under State law, which are listed on the attached Schedule A (individually, a “Guarantor” and collectively, the “Guarantors”) in connection with the Guarantors’ guarantees (“Debt Guarantees”) of debt securities (“Debt Securities”) to be issued by Company, pursuant to an Indenture (“Indenture”) between the Company and the trustee party thereto, which was filed with the Securities and Exchange Commission (“SEC”) as exhibits to the Company’s registration statement on Form S-4 (“Registration Statement”) on February 28, 2017.  Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Indenture, as amended, supplemented, waived, or otherwise modified from time to time.

In connection with this opinion, we have examined originals or copies, certified or otherwise identified to our satisfaction, of the following documents (collectively, the “Documents”):

(a)                                 the form of Indenture;

(b)                                 the “Action by Unanimous Written Consent in Lieu of Meeting of the Board of each of the Corporations Listed on Annex I Hereto on May 10, 2016” (the “Corporation Resolutions”);

(c)                                  the “Action by Unanimous Written Consent in Lieu of Meeting of the Members of each of the Limited Liability Companies Listed on Annex I Hereto on May 10, 2016” (the “LLC Resolutions” which, together with the Corporation Resolutions, shall be the “Resolutions”);

(d)                                 the Articles of Incorporation of West Virginia Management Services Organization, Inc. filed with the West Virginia Secretary of State (“Secretary”) on February 21, 1996;

(e)                                  the Bylaws of West Virginia Management Services Organization, Inc. dated December 17, 2002;

(f)                                   the Statement of Conversion converting Raleigh General Hospital into Raleigh General Hospital, LLC and filed with the Secretary on September 30, 2005;

(g)                                  the Articles of Organization of Raleigh General Hospital, LLC filed with the Secretary on September 30, 2005; and

(h)                                 the Amended and Restated Operating Agreement of Raleigh General Hospital, LLC dated  July 1, 2006 (collectively, with the Documents referenced in paragraphs (e) through (h), the “Governance Documents”).

In addition, we have examined originals or copies, certified or otherwise identified to our satisfaction, of such records, agreements, instruments and other documents, and have made such other investigations, as we have deemed necessary for the purpose of this opinion.  We have also reviewed and relied upon such certificates of each applicable Guarantor as to factual matters, certificates of public officials and other instruments, documents and agreements as we have deemed necessary or appropriate to enable us to render the opinions set forth below.

For purposes of the opinions expressed below, we have assumed (a) the authenticity of all documents submitted to us as originals, (b) the conformity to the originals of all documents submitted to us as certified, electronic or photostatic copies and the authenticity of the originals, and (c) the due authorization, execution and delivery of all Documents by all appropriate parties and the validity and binding effect thereof.

We express no opinion to the extent that any Documents may be impacted by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws affecting the rights of creditors generally; (ii) the exercise of judicial discretion or general principles of equity, whether considered in a proceeding at law or in equity, or public policy, including applicable securities law; (iii) restrictions on the assignment of benefits payable under any governmental health care program; (iv) standards relating to privacy and confidentiality of patient information; and/or (v) standards relating to fraud and forgery.

As to factual matters, we have relied upon warranties and representations made by each applicable Guarantor that are included in the Documents and certificates of officers of each applicable Guarantor.  Whenever the phrase “to our knowledge” is used herein, it refers to the actual knowledge of the attorneys of this firm involved in the representation of each applicable Guarantor in this transaction without independent investigation.

2

Subject to the foregoing assumptions, we are of the opinion that:

1.     Based solely on the certificates of good standing, fact or existence received relating to each of the respective Guarantors, as of the date of such certificates, each of the Guarantors has been incorporated or organized (as the case may be) under the laws of the State, and each Guarantor’s status is active;

2.     Each of the Guarantors has the requisite power and capacity to guarantee the Debt Securities pursuant to the terms of the Indenture, and execute and deliver and perform its obligations under the Indenture and the Debt Guarantees; and

3.     Each of the Guarantors has taken all necessary corporate or limited liability company (as the case may be) action to duly authorize the execution, delivery and performance of the Indenture and the Debt Guarantees.

Our opinions in paragraph 2 and paragraph 3 are limited to our review of State business corporation law as in effect on the date hereof.  We express no opinion as to matters under or involving the laws of any jurisdiction other than laws of the United States and the State and its political subdivisions.  To the extent the laws of any other state or nation apply with respect to any of the transactions contemplated herein, we have assumed that the laws of such other state or nation are the same as the laws of the States in all applicable respects.  We express no opinion concerning any matter respecting or affected by any laws other than laws that a lawyer in the State exercising customary professional diligence would reasonably recognize as being directly applicable to each applicable Guarantor and Documents or any of them. We express no opinion as to (i) the enforceability of the Indenture except to opine as to the authority of the Guarantors to enter into such document, as specifically provided herein; or (ii) the application of federal or state securities law to the transactions contemplated in the Indenture and the Registration Statement.

In rendering the opinions set forth above, we have advised you only as to such knowledge as we have obtained from (a) the certificates of each applicable Guarantor; and (b) inquiries of officers and employees of each applicable Guarantor.  Except to the extent otherwise expressly set forth above, for purposes of this opinion, we have not made an independent review of any agreements, instruments, writs, orders, judgments, rules or other regulations or decrees which may have been executed by or which may now be binding upon any Guarantor, nor have we undertaken to review our internal files or any files of any Guarantor, relating to transactions to which any Guarantor may be a party, or to discuss their transactions or business with any other lawyers in our firm or with any other officers, partners or any employees of any Guarantor.

3

We hereby consent to reliance on this opinion letter and the opinions provided herein by the law firm White & Case LLP in connection with the legal opinion provided by that law firm that is in included as an exhibit to the Registration Statement.  Additionally, we hereby consent to the filing of this opinion letter as an exhibit to the Registration Statement under the heading “Legal Matters” in the prospectus, which is part of the Registration Statement. In giving this consent, we do not hereby admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933 as amended or the rules and regulations of the SEC thereunder.

Very truly yours,

/s/ Hancock, Daniel, Johnson & Nagle, P.C.

HANCOCK, DANIEL, JOHNSON & NAGLE, P.C.

4

Schedule A

Guarantors

Guarantors validly existing under the laws of the State of West Virginia:

West Virginia Management Services Organization, Inc.

Raleigh General Hospital, LLC

5